Exhibit 99.3

Independent Bank Corporation 2nd Quarter 2009 Earnings Conference Call - July 28, 2009 1

Safe Harbor Statement This presentation may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include expressions such as "expects," "intends," "believes" and "should" which are necessarily statements of belief as to expected outcomes of future events. Actual results could materially differ from those contained in, or implied by such statements. Independent Bank Corporation undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this presentation. 2

2nd Quarter 2009 Overview Michael M. Magee, President and Chief Executive Officer 3

2Q09: High-Level Overview 4 Foundation Remains Solid Core pre-tax, pre-provision earnings showed solid growth on a year-over-year and linked quarter basis TE net interest margin continued to expand - currently among best in the industry Regulatory capital remains above minimum to be "well capitalized" Challenging First-Half Environment Continued weakness in the Michigan economy adversely impacted results $27.8 million loan loss provision in 2Q09 driven primarily by significant declines in underlying collateral values Working with borrowers to identify best possible outcomes Operational Achievements Proactive efforts to manage our credits resulted in improvements in commercial non-performing loans and retail loan delinquency levels Linked-quarter NPA's declined for the first time in over three years We have made $629.0 million in loans (since the investment of CPP funds through 2Q09) Operational challenges Economic weakness likely to persist - sustained focus on fundamentals of community banking

2nd Quarter 2009 Financial Review Robert N. Shuster, Executive Vice President and CFO 5

2nd Quarter 2009 Recap 6 Net loss of $5.2 million and net loss applicable to common stock of $6.2 million or 26 cents per share Elevated provision for loan losses as well as other credit related costs (loss on ORE and loan and collection expenses) drove the loss Gain on securities ($4.2 million) and partial recovery of previously recorded impairment charges on capitalized mortgage loan servicing rights ($3.0 million) somewhat offset elevated credit costs Total assets up slightly at $2.98 billion Increase in total assets temporary, due to rise in loans held for sale Portfolio loans declined by $5.0 million (or 0.8% annualized) 2Q 2009 loan origination volume strong, mortgage loan origination volume rose to $196.9 million due to refinancing activity Deposits increased by $207.9 million and borrowings declined by $187.1 million due to liability duration extension program

2nd Quarter 2009 Recap (continued) 7 Positive Factors Growth in the TE net interest margin on both a year-over-year and sequential quarterly basis Growth in non-interest income on both a year-over-year and sequential quarterly basis due primarily to gains on mortgage loan sales, gains on securities and recovery of previously recorded impairment charges on capitalized MSR's Excluding the increases in loan and collection costs, loss on ORE and FDIC insurance, total non-interest expenses declined by about 1% on a year-over-year basis Company remains well capitalized Challenges Credit costs Weak Michigan economy Tangible common equity component of total capital

Valuation Allowance On Deferred Tax Asset 8 Current accounting impact Total net deferred tax asset of $43.7 million at 6/30/09. The associated valuation allowance is also $43.7 million at 6/30/09 (of which $36.2 million was established at 12/31/08). Income tax benefit of $0.959 million in 2Q 2009 relates to benefit associated with other comprehensive income that was partially offset by some state income taxes and some federal alternative minimum taxes. "More likely than not" accounting standard. 2009 and 2008 tax loss and tough operating environment. Potential future accounting implications In the near term neither pre-tax income or pre-tax losses will be tax effected (i.e. they will drop to the bottom line). The net deferred tax asset and related valuation allowance will continue to be evaluated quarterly. Asset is not lost, remains available to offset future taxable income. Total valuation allowance of $43.7 million equals $1.82 per common share.

Pre-Tax, Pre-Provision Core Operating Earnings 2Q09 1Q09 2Q08 Net income (loss) $(5,161) $(18,597) $ 3,346 Income tax exp. (benefit) (959) 293 469 Provision for loan losses 27,808 30,838 12,352 Securities (gains) losses (4,230) 581 (837) MSR impairment (recovery) charge (2,965) 697 (996) Losses on ORE and ORA 1,939 1,261 1,560 Elevated loan/collection costs 1,977 2,788 781 Total $ 18,409 $ 17,861 $16,675 9

Tax Equivalent Net Interest Margin 2Q 07 3Q 07 4Q 07 1Q 08 2Q 08 3Q 08 4Q 08 1Q 09 2Q 09 Yield on Earning Assets 0.077 0.0775 0.0765 0.0737 0.0715 0.0702 0.0711 0.0708 0.0709 Cost of Funds 0.0343 0.0344 0.0343 0.0307 0.0247 0.0226 0.0231 0.0195 0.0184 Net Interest Margin 0.0427 0.0431 0.0422 0.043 0.0468 0.0476 0.048 0.0513 0.0525 10

TE Net Interest Income 2Q 07 3Q 07 4Q 07 1Q 08 2Q 08 3Q 08 4Q 08 1Q 09 2Q 09 Net Interest Income 32068 31881 31521 31785 34539 34997 33387 35044 36116 11

TE Net Interest Income - Continued 12 Items impacting 2Q 2009 Reversal of interest on non-accrual loans of $0.787 million - compared to $0.863 million in 1Q'09 and $0.609 million in 2Q '08. Non-accrual loans averaged $121.5 million compared to $127.5 million in 1Q'09 and $104.4 million in 2Q '08. Average interest-earning assets totaled $2.755 billion compared to $2.755 billion in 1Q'09 and $2.961 billion in 2Q '08.

TE Net Interest Income Sensitivity at 6/30/09 (a) Interest rate change TE Net Interest Income TE Net Interest Margin 200 basis point rise $150,519 5.64% 100 basis point rise 150,027 5.63% Base case scenario (b) 150,951 5.66% 100 basis point decline 149,549 5.61% 200 basis point decline 147,596 5.53% 13 (a) Simulation analyses calculate the change in TE net interest income and the change in the TE net interest margin under immediate parallel shifts in interest rates over the next 12 months based on a static balance sheet. (b) 2Q 2009 annualized actual TE net interest income was $144.9 million and actual TE net interest margin was 5.25%.

Non-Interest Income Category ($ in 000's) 2Q09 1Q09 2Q08 Total non-interest income $21,011 $11,578 $14,137 Service charges - deposits 6,321 5,507 6,164 VISA check card income 1,500 1,415 1,495 Gain (loss) on securities 4,230 (581) 837 Net gains - mortgage loan sales 3,262 3,281 1,141 Mortgage loan servicing 2,349 (842) 1,528 Mutual fund and annuity commissions Title insurance fees 539 732 453 609 644 384 14

Non-Interest Expense Category ($ in 000's) 2Q09 1Q09 2Q08 Total non-interest expense $34,842 $33,391 $31,191 Compensation & employee benefits 13,328 12,577 13,808 Occupancy 2,560 3,048 2,813 Credit card and bank service fees 1,668 1,464 1,174 Advertising 1,421 1,442 1,168 Loan and collection 3,227 4,038 2,031 Loss on ORE and ORA FDIC insurance 1,939 2,755 1,261 1,186 1,560 418 15

Provision for Loan Losses 2Q 07 3Q 07 4Q 07 1Q 08 2Q 08 3Q 08 4Q 08 1Q 09 2Q 09 Provison for Loan Losses 14893 10735 9393 11316 12352 19788 28831 30838 27808 16

Asset Quality Measures - Non-Performing Loans Non-performing loans by loan type ($ in 000's) 6/30/09 3/31/09 6/30/08 Commercial $ 62,953 $ 68,899 $ 74,438 Mortgage 51,406 50,765 30,575 Consumer/installment 7,783 6,858 3,897 Finance receivables 3,138 2,524 2,494 Total $125,280 $129,046 $111,404 As a % of total loans 5.13% 5.27% 4.34% . 17

Allowance for Loan Losses Allocation ($ in 000's) 6/30/09 3/31/09 6/30/08 Specific loan allocations $17,461 $15,057 $15,907 Adversely rated loans 11,492 9,393 10,305 Historical losses 22,830 21,464 14,905 Other factors/subjective 13,488 12,391 9,987 Total $65,271 $58,305 $51,104 As a % of portfolio loans 2.67% 2.38% 1.99% 18

Analysis of the Allowance for Loan Losses Loan type ($ in 000's) Loan Balance Allocated Allowance % of Loan Balance Commercial $ 893,304 $38,329 4.29% Mortgage 788,893 18,261 2.31% Consumer/installment 327,444 7,841 2.39% Finance receivables 432,326 840 0.19% Total $2,441,967 $65,271 2.67% . 19

Asset Quality Measures - Net Loan Charge-Offs Net loan charge-offs by loan type ($ in 000's) 2Q09 1Q09 4Q08 3Q08 Commercial $10,697 $23,776 $17,626 $12,314 Mortgage 6,491 4,559 3,564 3,698 Consumer 1,386 1,264 1,624 1,116 Overdrafts 116 122 247 248 Finance receivables 2,218 798 976 (5) Total $20,908 $30,519 $24,037 $17,371 As a % of average loans 3.41% 5.05% 3.83% 2.69% 20

Securities Available for Sale at 6/30/09 Category ($ in 000's) Cost Basis "Fair" Value Difference Private label CMO's/asset backed (1) $ 51,120 $ 44,343 $ (6,777) Agency MBS 53,439 54,328 889 Bank trust preferred (2) 17,882 14,074 (3,808) Bank of America Series E preferred (3) -- -- -- Municipal securities 84,395 83,913 (482) Totals $206,836 $196,658 $(10,178) Totals Totals Totals 21 Ratings distribution (based on fair values): 64% AAA; 11% AA; 8% A; 4% BAA; and 13% sub-investment grade. All individual bank issues, no CDO's. These shares were all sold in June 2009.

Regulatory Capital Ratios (Independent Bank Corporation) Category Estimated 6/30/09 Actual 3/31/09 Actual 6/30/08 Tier 1 capital to average assets 7.70% 7.97% 7.66% Tier 1 capital to risk-weighted assets 9.64% 9.97% 9.68% Total capital to risk-weighted assets 11.99% 12.22% 11.32% 22

Liquidity and Capital 23 Liquidity Cash on hand at parent company of $25 million at June 30, 2009 Independent Bank has approximately $790 million in unused borrowing capacity at June 30, 2009 Have executed a strategy to pay down FRB discount window and TAF borrowings and short-term FHLB advances and replace with longer-term callable brokered CD's Capital The FRB issued SR09-4 in 1Q 2009, this document states that "voting common shareholders' equity should be the dominant element within Tier 1 capital" Tangible common equity (TCE) equal to 42% of Tier 1 capital at 6/30/09 (was 71% to 77% between 2004 and 2006) TCE (as measured for regulatory purposes) to tangible assets ratio of approximately 3.26% at 6/30/09

2Q 2009 Commercial Credit Review Stefanie M. Kimball, Executive Vice President and Chief Lending Officer 24

2nd Quarter 2009 Commercial Lending Summary Positive Trends 55% decline in net charge offs to $10.7 million as compared to 1st quarter 2009's $23.8 million level. 12% (or $8 million) decline in nonaccrual loans during the quarter and 23% (or $17 million) reduction since year end, aided by transactions negotiated by Special Assets team. 5% (or $4 million) decline in nonperforming assets (nonaccrual loans, 90+ delinquency and other real estate owned) during 2nd quarter. 30+ Delinquencies for accruing loans well managed at 1.8% or $16 million. Challenges Significant headwinds from the Michigan economy continue. Level of watch credits increased by $17 million and was flat compared to year end. Properties in other real estate owned continue to increase as credits move through the workout cycle, offsetting sales. 25

Commercial Loan Outstanding Balances $37 million in new and renewed loan volume in 2nd Quarter offset by repayments Overall commercial loan balances decreased by $47 million during 2nd Quarter 2009 26

Portfolio Segmentation High-risk commercial real estate categories of land, land development and construction represent a relatively small proportion of total portfolio and a high percentage of loans are already in watch category and/or have been charged down Strategic direction continues to re-shape portfolio with shift towards C & I and away from certain commercial real estate segments which commenced mid-2007 27 27

Watch Credits Watch credits increased by $17 million and were flat compared to year end. Inflow of new watch credits up slightly from 1st quarter after consideration of lower charge offs. 28

Commercial 30+ Day Delinquency for Accruing Loans Commercial 30+ day delinquency remains well managed at 1.8% of the portfolio Note: Graph includes all loans over 30 days past due still accruing. 29

Commercial Loan Non-Accruals Commercial loan non-accruals decreased $8 million during 2Q09 as a result of workout team's negotiations. Actual liquidations at rates at least twice what could be achieved in the loan sale market. Inflow of new non-accrual loans is consistent Level of commercial loan non-accruals remains elevated 30

Composition of Nonaccrual Loans 59% of Nonaccrual loans are in Land, Land Development and Construction. Total average write-down of contractual loan balance to Nonaccrual is 51%. Breakdown by Segment: Granularity of Commercial Nonaccruals: 31 31

Commercial Non Performing Assets 4 32 Commercial Non Performing Assets Decline 5 % with More Loans Migrating into ORE

Commercial Loan Net Charge-Offs Net Charge-offs decrease 55% in the 2nd quarter 2009. 33

Comprehensive Implementation of Credit Best Practices Quarterly Watch Process to proactively manage high risk loans is in place. Risk Ratings are independently assigned and structured based on recommendations made upfront by Credit Officers. Special Assets Group established to provide more effective management of our most troubled loans. A select group of law firms supports the team. The group has been expanded with seasoned lenders and collections professionals and an in-house senior attorney has been added. Several commercial lenders focus exclusively on facilitating sales transactions. Loan Review provides portfolio/individual loan feedback to evaluate the effectiveness of processes by market. New Manager in place. Accountability ensured with management by objectives for each Lender and Senior Lender that emphasize credit quality. Risk Based Pricing has been enhanced with a new pricing matrix and minimum hurdle rates. Collateral Monitoring enhancements continue for both Commercial Real Estate and C & I Lending. Training for lending staff on all collateral types and appropriate collateral monitoring conducted. Centralized resources provide ongoing support. Portfolio Concentrations are monitored with select loan types encouraged. SBA lending expanding with training for staff, increased marketing efforts and wider array of products offered. Outside Real Estate Experts leveraged help plan liquidation strategies and to manage diverse commercial ORE properties. 34

2nd Quarter 2009 Retail Credit Review Brad Kessel, Executive Vice President and COO 35

Retail Nonperforming Loans (as percent of outstandings) 36 Michigan Unemployment Statistics Source: Michigan Labor Market Information http://www.milmi.org/cgi/dataanalysis/AreaSelection.asp?tableName=Labforce

Retail Nonperforming Loans (as percent of outstandings) 37 Michigan Residential Real Estate Market

Retail Nonperforming Loans (as percent of outstandings) 38 Michigan Residential Sales Statistics Historical % Change in Average Sales Price Source: Michigan Association of Realtors http://www.mirealtors.com/content/housingstatistics.htm

Retail Loan Balances 39 Retail Loan Balances

Retail Loan Production 40 Retail Loan Production

Retail Nonperforming Loans (as percent of outstandings) 41 Retail Loan Workout Summary

42 Retail Past Dues (as percent of outstanding)

Retail 30 to 89 Day Delinquency (in dollars) 43 Retail 30 to 89 Day Delinquency (in dollars)

Retail Nonperforming Loans (as percent of outstandings) 44 Retail Nonperforming Loans (in dollars)

Retail Nonperforming Loans (as percent of outstandings) 45 Retail Nonperforming Assets (NPL's, ORE and ORA)

Other Real Estate Liquidation History 46 Other Real Estate Liquidation History

Other Real Estate Liquidation History 47 Other Real Estate Unit Sales and Realization Rates

Retail Net Charge Offs (Mortgage, Consumer, Overdrafts) 48 Retail Net Charge Offs

Management's Initiatives Increase in collection resources. Enhancements to collection expertise (consultative sales approach). Formation of loss mitigation committee. Expanded workout options. Creation of Modification Program. Technology enhancements. Creation of ORE management and disposition function. Participation in government assistance programs (HARP, HAMP). Community homeowner advocacy initiatives (Michigan AG Forums, Fed Housing Grants). 49 Management's Initiatives

Q & A Michael M. Magee Jr. President and Chief Executive Officer Robert N. Shuster Executive Vice President and Chief Financial Officer Stefanie M. Kimball Executive Vice President and Chief Lending Officer William (Brad) B. Kessel Executive Vice President and Chief Operations Officer 50

Thank you for participating in the conference call 51